REITBERGER, POLLEKOFF AND KOZAK, P.C.
                          Certified Public Accountants
                          8133 Leesburg Pike, Suite 550
                                Vienna, VA 22182


                          Independent Auditors' Report

To the Partners
Asbury Tower Associates Limited Partnership

We have audited the accompanying statements of assets and liabilities of Asbury Tower Associates Limited Partnership, NJHFA Project No.: 61 (a New Jersey limited partnership), as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the New Jersey Housing Finance Agency Policies and Procedures Manual. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note A1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Asbury Tower Associates Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners' deficit and cash flows for the years then ended, on the basis of accounting described in Note A1.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole for the years ended December 31, 2002 and 2001. The supplemental information on pages 17 through 23 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2003 on our consideration of Asbury Tower Associates Limited Partnership's internal controls and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and non-discrimination and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

This report is intended solely for the information and use of the management of Asbury Tower Associates Limited Partnership and the New Jersey Mortgage Housing Finance Agency and should not be used for any other purpose.

We  certify  that we have met the  licensing  requirements  of the  State of New
Jersey.





Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 17, 2003

                          Independent Auditors' Report


To the Partners
Campbell Terrace Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Campbell Terrace Associates (a Limited Partnership) (IHDA Development No. ML-178) as of December 31, 2002 and 2001, and the related statements of partners' equity, income and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Campbell Terrace Associates as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated January 22, 2003 on our consideration of Campbell Terrace Associates' internal control and reports dated January 22, 2003 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 20 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Campbell Terrace Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/BDO Seidman, LLP

Certified Public Accountants

Chicago, Illinois
January 22, 2003

Carbis, Walker and Associates, LLP
2599 Wilmington Road
New Castle, PA  16105
724-658-1565

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Canonsburg Housing Associates
Washington, Pennsylvania

     We have audited the accompanying balance sheets of the Canonsburg Housing Associates Project No. R-169-8E (Project), a limited partnership, as of December 31, 2002 and 2001, and the related statements of income, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Canonsburg Housing Associates Project No. R-169-8E, as of December 31, 2002 and 2001, and the results of its operations, changes in partners' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with the "Government Auditing Standards," we have also issued our report dated January 15, 2003, on our consideration of the Project's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Canonsburg Housing Associates Project No. R-169-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



Carbis, Walker and Associates, LLP
Certified Public Accountants

New Castle, Pennsylvania
January 15, 2003

Carbis, Walker and Associates, LLP
2599 Wilmington Road
New Castle, PA  16105
724-658-1565


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Char House Highrise Associates
Washington, Pennsylvania

     We have audited the accompanying balance sheets of the Char House Highrise Associates Project No. R-170-8E (Project), a limited partnership, as of December 31, 2002 and 2001, and the related statements of income, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Char House Highrise Associates Project No. R-170-8E as of December 31, 2002 and 2001, and the results of its operations, changes in partners' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with "Government Auditing Standards," we have also issued our report dated January 15, 2003, on our consideration of the Project's internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Char House Highrise Associates Project No. R-170-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.




Carbis, Walker and Associates, LLP
Certified Public Accountants


New Castle, Pennsylvania
January 15, 2003

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Chippewa County Housing Partners
Middleton, Wisconsin

We have audited the accompanying balance sheets of Chippewa County Housing Partners as of December 31, 2002 and 2001, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chippewa County Housing Partners as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 2003, on our consideration of the partnership's internal control, and reports dated January 15, 2003, on its compliance with specific requirements applicable to the major programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                Virchow, Krause & Company, LLP

Madison, Wisconsin
January 15, 2003

--------------------------------------------------------------------------------
  Ten Terrace Court o PO Box 7398 o Madison, WI 53707-7398 o Tel 608.249.6622
                              o Fax 608.249.8532 o
                              www.virchowkrause.com
                         Virchow, Krause & Company, LLP
                   Certified Public Accountants & Consultants
               An Independent Member of Baker Tilley International

D'Arata & Company, LLP
1230 Delaware Avenue
Buffalo, NY  14209
716-842-3900

                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Clarkson Associates of Wellington Woods
Limited Partnership
Brockport, New York

We have audited the accompanying consolidated balance sheets of Clarkson Associates of Wellington Woods Limited Partnership (a Partnership) as of December 31, 2002 and 2001, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, except for the effects of the matter discussed in the preceding paragraph, the financial referred to above present fairly, in all material respects, the financial position of Clarkson Associates of Wellington Woods Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of surplus cash, available distributions and income and expenses on pages 14 and 15 are presented for purposes of additional analysis and are not a required part of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


D'Arata & Company  LLP


January 24, 2003

                            ABDO, EICK & MEYERS, LLP
                                Grandview Square
                           5201 Eden Avenue, Suite 370
                             Edina, Minnesota 55436
                                  952-835-9090



                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Clearfield Hills II Limited Partnership
Clearfield, Utah


We have audited the accompanying balance sheets of Clearfield Hills II Limited Partnership (the Partnership) as of December 31, 2002 and 2001 and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information (shown on pages 10-13) is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


ABDO, EICK & MEYERS, LLP
Certified Public Accountants

January 24, 2003
Minneapolis, Minnesota

                           MARKS, PANETH & SHRON, LLP
                                622 Third Avenue
                               New York, NY 10017
                                  212-503-6380

                          Independent Auditors' Report


To the Partners of
Crescent Gardens Associates
Bethesda, Maryland


We have audited the accompanying Balance Sheets of Crescent Gardens Associates (a Limited Partnership) FHA Project No. 053-35201-PM-PAH-L8, as of December 31, 2002 and 2001, and the related statements of Profit and Loss, Partners' Equity (Deficit) and Cash Flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent Gardens Associates as of December 31, 2002 and 2001, and the results of its operations, changes in partners' equity (deficit) and its cash flows for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2003 on our consideration of the Partnerships internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits  were  conducted  for the  purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 13 to 15 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Marks Paneth & Shron LLP

New York, NY
January 31, 2003

Suby, Von Haden & Associates, S.C.
1221 John Q. Hammonds Drive, PO Box 44966                        (608) 831-8181
Madison, WI  53744-4966                                     fax: (608) 831-4243


                          INDEPENDENT AUDITOR'S REPORT

To the Partners
Galesburg Housing Partners
(A Wisconsin General Partnership)
Madison, Wisconsin


We have audited the accompanying balance sheets of HUD Project No. IL06-8023-001 of Galesburg Housing Partners (A Wisconsin General Partnership) as of December 31, 2002 and 2001, and the related statements of income, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in the Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galesburg Housing Partners as of December 31, 2002 and 2001, and the results of its operations, changes in partners' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated January 16, 2003, on our consideration of Galesburg Housing Partners' internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.


January 16, 2003

Audit firm:  Suby, Von Haden & Associates, S.C.
Lead auditor:  Glen E. Weyenberg, CPA
Title:  Principal
ID #39-1203191
E-mail:  weyenbergg@sva.com

                           Ziner, Kennedy & Lehan, LLP



                          Independent Auditors' Report


To the Partners of
Glenridge Development Company


We have audited the accompanying balance sheet of Glenridge Development Company (a Maine limited partnership) (Project No. 022-44026 LDP-RAP) as of December 31, 2002, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Glenridge Development Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenridge Development Company as of December 31, 2002, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2003 on our consideration of Glenridge Development Company's internal control on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

                                                     Ziner, Kennedy & Lehan LLP


January 24, 2003
Boston, Massachusetts


   2300 Crown  Colony  Drive,  Suite 301 * Quincy,  Massachusetts  02169 * (617)
      472-0700 phone * (617) 472-0528 fax 24 Federal Street, 9th Floor * Boston, Massachusetts 02110 * (617) 472-0700 phone * (617) 556-2869 fax
              Certified Public Accountants & Management Consultants

                           Ziner, Kennedy & Lehan LLP



                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Glenridge Development Company

We have audited the accompanying balance sheet of Glenridge Development Company (a Maine limited partnership) (Project No.022-44026 LPD-RAP) as of December 31, 2001 and the related statements of changes in partners' equity, income and cash flows for the year then ended. These financial statements are the responsibility of the Glenridge Development Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenridge Development Company as of December 31, 2001, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 6, 2002, on our consideration of Glenridge Development Company's internal control and reports dated February 6, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The report are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Ziner, Kennedy & Lehan LLP

February 6, 2002
Boston, Massachusetts

                          Independent Aditors' Report


The Partners
Harborview Apartments Associates
Marlton, New Jersey

     We have audited the accompanying balance sheets of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056-35019-LD, as of December 31, 2002 and 2001, and the related statements of income (loss), changes in Partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056-35019-LD, as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Page Two
The Partners
Harborview Apartments Associates




     In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2003 on our consideration of Harborview Apartments Associates' (A Limited Partnership), HUD Project No. 056-35019-LD, internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




/s/ ASHER & COMPANY, Ltd.


Philadelphia, Pennsylvania
January 17, 2003

                          Independent Auditors' Report



To the Partners
Highland Village Associates


We have audited the accompanying balance sheet of Highland Village Associates (A Limited Partnership), MHFA Project No. 71-143-N, at December 31, 2002 and 2001 and the related statements of income, changes in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highland Village Associates (A Limited Partnership) at December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2003, on our consideration of Highland Village Associates' internal control and a report dated January 22, 2003, on its compliance with laws and regulations.


/s/ Pannell Kerr Forster, P.C.


January 22, 2003

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Jewish Federation Apartments
  Associates Limited Partnership

     We have audited the accompanying balance sheets of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2002 and 2001, and the related statements of profit and loss, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners' equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.




Bethesda, Maryland
January 30, 2003

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Lakes of Northdale Limited Partnership

     We have audited the accompanying balance sheet of Lakes of Northdale Limited Partnership as of September 18, 2002, and the related statements of operations, changes in partners' deficit and cash flows for the period January 1, 2002 through September 18, 2002. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in note A to the financial statements, the partnership's financial statements have not been prepared on the liquidation basis of accounting as required by accounting principles generally accepted in the United States of America. Such presentation requires assets and liabilities to be recorded at their net realizable value versus historical cost.

     In our opinion, except for the effects of not preparing the financial statements on the liquidation basis of accounting, as discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of Lakes of Northdale Limited Partnership as of September 18, 2002, and the results of its operations, the changes in partners' deficit and cash flows for the period January 1, 2002 through September 18, 2002, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in note F to the financial statements, there is an agreement for the sale of all partnership interests.




Bethesda, Maryland
January 21, 2003

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Lakes of Northdale Limited Partnership

     We have audited the accompanying balance sheets of Lakes of Northdale Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakes of Northdale Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' deficit and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in note G to the financial statements, the partnership's partners have entered into an agreement to sell their respective partnership interests to an unrelated third party.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                           /S/ REZNICK FEDDER & SILVERMAN

Bethesda, Maryland
January 23, 2002, except for
  note G as to which the date
  is March 19, 2002

Carbis, Walker and Associates, LLP
2599 Wilmington Road
New Castle, PA  16105
724-658-1565



                          INDEPENDENT AUDITORS' REPORT


To the Partners
Liberty Tower Associates
Washington, Pennsylvania

     We have audited the accompanying balance sheets of the Liberty Tower Associates Project No. R-653-8E (Project), a limited partnership, as of December 31, 2002 and 2001, and the related statements of income, partners' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Liberty Tower Associates Project No. R-653-8E, as of December 31, 2002 and 2001, and the results of its operations, changes in partners' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with "Government Auditing Standards," we have also issued our report dated January 15, 2003, on our consideration of the Project's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Liberty Tower Associates Project No. R-653-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


Carbis, Walker and Associates, LLP
Certified Public Accountants

New Castle, Pennsylvania
January 15, 2003

                      REITBERGER, POLLEKOFF AND KOZAK, P.C.
                          Certified Public Accountants
                          8133 Leesburg Pike, Suite 550
                                Vienna, VA 22182


                          INDEPENDENT AUDITORS' REPORT

To the Partners
Lihue II Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, MD  20852

We have audited the accompanying balance sheet of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003-911214829 as of December 31, 2002, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003-911214829 as of December 31, 2002, and the results of its operations, changes in partners' deficit, and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2003 on our consideration of Lihue II Associates' internal control structure and a report dated January 24, 2003 on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 24, 2003

                      REITBERGER, POLLEKOFF AND KOZAK, P.C.
                          Certified Public Accountants
                          8133 Leesburg Pike, Suite 550
                                Vienna, VA 22182

                          Independent Auditors' Report


To the Partners
Lihue Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, Maryland  20852

We have audited the accompanying Balance Sheet of Lihue Associates (a Washington limited partnership), USDA-RD Project No. 61-003-840880868 as of December 31, 2001, and the related statements of Operations, Changes in Partners' Deficit, and Cash Flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue Associates USDA-RD Project No. 61-003-840880868 as of December 31, 2001, and the results of its operations, changes in partners' deficit, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2002 on our consideration of Lihue Associates' internal control structure and a report dated January 22, 2002, on its compliance with laws and regulations.


Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 22, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners                                                 January 24, 2003
Madison Square Limited Dividend Housing Association


     We have audited the accompanying balance sheets of Madison Square Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2002, 2001 and 2000, and the related statements of profit and loss, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Square Limited Dividend Housing Association as of December 31, 2002, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.



                                     /s/Maner, Costerisan & Ellis, P.C.

Suby, Von Haden & Associates, S.C.
1221 John Q. Hammonds Drive, PO Box 44966                        (608) 831-8181
Madison, WI  53744-4966                                     fax: (608) 831-4243


                          INDEPENDENT AUDITOR'S REPORT

To the Partners
Naperville Housing Partners
(An Illinois Limited Partnership)
Madison, Wisconsin


We have audited the accompanying balance sheets of IHDA Project No. ML-177 of Naperville Housing Partners (An Illinois Limited Partnership) as of December 31, 2002 and 2001, and the related statements of income, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in the Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naperville Housing Partners as of December 31, 2002 and 2001, and the results of its operations, changes in partners' deficit and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Illinois Housing Development Authority Financial Reporting and Audit Guide for Mortgages of Multifamily Housing Developments, we have also issued our report dated January 20, 2003 on our consideration of Naperville Housing Partners' internal control and on its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

January 20, 2003

Audit firm:  Suby, Von Haden & Associates, S.C.
Lead auditor:  Glen E. Weyenberg, CPA
Title:  Principal
ID #39-1203191
E-mail:  weyenbergg@sva.com

                      REITBERGER, POLLEKOFF AND KOZAK, P.C.
                          Certified Public Accountants
                          8133 Leesburg Pike, Suite 550
                                Vienna, VA 22182



                          Independent Auditors' Report


To the Partners
Northridge Park Limited Partnership

We have audited the accompanying balance sheets of Northridge Park Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the management of Northridge Park Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northridge Park Limited Partnership as of December 31, 2002 and 2001, and the results of its operations, the changes in partners' deficit and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 22 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 21, 2003, on our consideration of Northridge Park Limited Partnership' internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.





Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 21, 2003
Lead Auditor:  Robert A. Kozak                                EIN: 54-1639552

                      REITBERGER, POLLEKOFF AND KOZAK, P.C.
                          Certified Public Accountants
                          8133 Leesburg Pike, Suite 550
                                Vienna, VA 22182


                          Independent Auditors' Report


To the Partners
Northridge Park Limited Partnership



We have audited the accompanying balance sheets of Northridge Park Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the management of Northridge Park Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northridge Park Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' deficit and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 22 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 15, 2002, on our consideration of Northridge Park Limited Partnership' internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing.





Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 15, 2002
Lead Auditor:  Robert A. Kozak                                EIN: 54-1639552

                           Ziner, Kennedy & Lehan, LLP


                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Pilgrim Tower East Associates

     We have  audited  the  accompanying  balance  sheet of  Pilgrim  Tower East
Associates (a California limited partnership) (Project No. 75017S) as of December 31, 2002, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Pilgrim Tower East's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower East Associates as of December 31, 2002, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued reports dated February 10, 2003, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.



Ziner, Kennedy & Lehan LLP



February 10, 2003
Boston, Massachusetts


    2300 Crown Colony Drive, Suite 301 * Quincy, Massachusetts 02169 * (617) 472-0700 phone * (617) 472-0528 fax 24 Federal Street, 9th Floor * Boston,
         Massachusetts 02110 * (617) 472-0700 phone * (617) 556-2869 fax
              Certified Public Accountants & Management Consultants

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA 22182

                          INDEPENDENT AUDITORS' REPORT

TO THE PARTNERS
PILGRIM TOWER EAST ASSOCIATES
PASADENA, CALIFORNIA

We have audited the accompanying balance sheets of Pilgrim Tower East Associates (A California Limited Partnership), C.H.F.A. Project No.: 750175 as of December 31, 2001 and 2000 and the related statements of profit and loss, partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, the Consolidated Audit Guide issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General and California Housing Finance Agency "Audited Financial Statements Handbook for Multifamily Rental Housing Financed by the California Housing Finance Agency." Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower East Associates C.H.F.A. Project No.: 750175 as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on pages 15 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2002 on our consideration of Pilgrim Tower East Associates' internal control structure and on its compliance with specific requirements applicable to the financial statements.

                                    Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 17, 2002
Lead Auditor:  Robert A. Kozak                  EIN:  54-1639552

                           Ziner, Kennedy & Lehan LLP


                          INDEPENDENT AUDITORS' REPORT


To the Partners of
Pilgrim Tower North Associates


     We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership) (Project No. 122-44601) as of December 31, 2002, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Pilgrim Tower North Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates as of December 31, 2002, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued reports dated January 31, 2003, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Ziner, Kennedy & Lehan LLP


January 31, 2003
Boston, Massachusetts



    2300 Crown Colony Drive, Suite 301 * Quincy, Massachusetts 02169 * (617) 472-0700 phone * (617) 472-0528 fax 24 Federal Street, 9th Floor * Boston,
         Massachusetts 02110 * (617) 472-0700 phone * (617) 556-2869 fax
              Certified Public Accountants & Management Consultants

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA 22182

                          INDEPENDENT AUDITORS' REPORT

TO THE PARTNERS
PILGRIM TOWER NORTH ASSOCIATES
PASADENA, CALIFORNIA

We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership), F.H.A. Project No.: 122-44601 as of December 31, 2001 and the related statements of profit and loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates F.H.A. Project No.: 122-44601 as of December 31, 2001, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 14 through 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2002 on our consideration of Pilgrim Tower North Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.

                                      Reitberger, Pollekoff & Kozak, P.C.
Vienna, Virginia
January 17, 2002
Lead Auditor:  Robert A. Kozak                               EIN:  54-1639552

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Riverview Manor Company Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Riverview Manor Company Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Manor Company Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 15, 2003, on our consideration of the partnership's internal control, and reports dated January 15, 2003, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                               Virchow, Krause & Company, LLP

Madison, Wisconsin
January 15, 2003

--------------------------------------------------------------------------------
            Ten Terrace Court o PO Box 7398 o Madison, WI 53707-7398
          o Tel 608.249.6622 o Fax 608.249.8532 o www.virchowkrause.com
                         Virchow, Krause & Company, LLP
                   Certified Public Accountants & Consultants
              o An Independent Member of Baker Tilley International

                         Philip Rootberg & Company, LLP
                        1 South Wacker Drive, Suite 1800,
                                Chicago, IL 60606
                                 (312) 930-9600


                          INDEPENDENT AUDITOR'S REPORT

To the Partners
Southwest Development Company


We have audited the accompanying balance sheet of Southwest Development Company (a limited partnership) - IHDA Project No. ML-21 as of December 31, 2002 and 2001, and the related statements of partners' capital, operations and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwest Development Company - IHDA Project No. ML-21 as of December 31, 2002 and 2001, and the results of its operations, partners' capital and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 21, 2003, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules listed on the preceding contents page are presented for purposes of additional analysis to comply with HUD/IHDA reporting requirements and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Phillip Rootberg & Company, LLP
Chicago, Illinois
January 21, 2003

                         Philip Rootberg & Company, LLP
                        1 South Wacker Drive, Suite 1800,
                                Chicago, IL 60606
                                 (312) 930-9600

                          INDEPENDENT AUDITOR'S REPORT



To the Partners
Thornwood House Associates


We have audited the accompanying balance sheet of Thornwood House Associates (a limited partnership) - IHDA Project No. ML-56 as of December 31, 2002 and 2001, and the related statements of partners' capital, operations and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thornwood House Associates - IHDA Project No. ML-56 as of December 31, 2002 and 2001, and the results of its operations, partners' capital and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 24, 2003, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules listed on the preceding contents page are presented for purposes of additional analysis to comply with HUD/IHDA reporting requirements and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




Phillip Rootberg & Company, LLP

Chicago, Illinois
January 24, 2003

                          INDEPENDENT AUDITORS' REPORT


To the Partners                                              February 11, 2003
Tradewinds West Limited Dividend Housing Association

     We have audited the accompanying balance sheets of Tradewinds West Limited Dividend Housing Association (Limited Partnership), HUD Project No. 047-44021-NP-SUP-8 as of December 31, 2002, 2001 and 2000, and the related statements of income, changes in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tradewinds West Limited Dividend Housing Association as of December 31, 2002, 2001 and 2000 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards and the Consolidated Audit Guides for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 11, 2003 on our consideration of the Partnership's internal control, and reports dated February 11, 2003, on its compliance with specific requirements applicable to major HUD programs, specific requirements to Fair Housing and Non-Discrimination, and specific requirements applicable to nonmajor HUD programs transactions. Those reports are an integral part of an audit in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

                                    /s/Maner, Costerisan & Ellis, P.C.

Independent Auditors' Report


To the Partners
Valley View Associates
(An Illinois Limited Partnership)
Rockford, Illinois

We have audited the accompanying balance sheets of Valley View Associates (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) Project No. ML-43 as of December 31, 2002 and 2001, and the related statements of income, partners' deficit, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August, 1997, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments issued in October, 1997. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valley View Associates (an Illinois Limited Partnership) at December 31, 2002 and 2001, and the results of its operations and the changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2002 in conformity accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments we have also issued reports dated January 24, 2003, on our consideration of Valley View Associates' internal control structure, compliance with specific requirements applicable to major (HUD/IHDA)-Assisted programs, and specific requirements applicable to affirmative fair housing.

/s/ BDO Seidman, LLP

Rockford, Illinois
January 24, 2003

Independent Auditors' Report


To the Partners
Westport Associates
(An Illinois Limited Partnership)
Rockford, Illinois

We have audited the accompanying balance sheets of Westport Associates (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) Project No. ML-45, as of December 31, 2002 and 2001, and the related statements of income, partners' deficit, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States, the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August, 1997 and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments issued in October, 1997. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westport Associates (an Illinois Limited Partnership) at December 31, 2002 and 2001, and the results of its operations and the changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Governmental Auditing Standards, the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, we have also issued reports dated January 24, 2003, on our consideration of Westport Associates' internal control structure, compliance with specific requirements applicable to major (HUD/IHDA)-assisted programs, and specific requirements applicable to affirmative fair housing.



                                                        /s/ BDO Seidman, LLP
January 24, 2003